Exhibit 10.4.12

March 28, 2007

SMTC Manufacturing Corporation of California	SMTP Manufacturing Corporation of Wisconsin
2302 Trade Zone Boulevard	2222 E. Pensar Drive
San Jose, California	Appleton, Wisconsin
USA	USA
95131

- and -	- and –

SMTC Manufacturing Corporation of Massachusetts	SMTC Mex Holdings, Inc.
109 Constitution Blvd.	635 Hood Road
Unit 160	Markham Ontario
Franklin, Massachusetts	Canada
USA	L3R 4N6

Attention: Jane Todd

Dear Sirs/Mesdames:

Re:	Wachovia Capital Corporation (Central) and SMTC Manufacturing Corporation of California, SMTC Manufacturing Corporation of Wisconsin, SMTC Manufacturing Corporation of Massachusetts and SMTC Mex Holdings, Inc.

Reference is made to a Loan Agreement dated as of June 1, 2004 as amended March 10, 2005, August 17, 2005, June 12, 2006, August 1, 2006 and September 20, 2006 (the “Loan Agreement”) between SMTC Manufacturing Corporation of California, SMTC Manufacturing Corporation of Wisconsin, SMTC Manufacturing Corporation of Massachusetts and SMTC Mex Holdings, Inc., as borrowers (“Borrowers”), and Congress Financial Corporation (Central), now known as Wachovia Capital Finance Corporation (Central), as lender (“Lender”). All capitalized terms used in this notice of extension but not defined herein have the meanings given to such terms in the Loan Agreement.

Borrowers are hereby given notice that Lender has agreed to extend the Renewal Date of the Loan Agreement to April 15, 2008. All other terms and conditions of the Loan Agreement remain in full force and effect, unamended. Borrowers agree to pay to Lender an early termination fee equal to 0.50% of the US Maximum Credit if the Loan Agreement is terminated prior to October 15, 2007.

Yours very truly,

WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL)

By:	/s/ Darrell Kay
Name:	Darrell Kay
Title:	Vice President

The undersigned Borrowers hereby acknowledge receipt of the foregoing notice of extension of the Loan Agreement and agree to same.

Dated this 28th day of March, 2007.

SMTC MANUFACTURING CORPORATION OF CALIFORNIA		SMTC MANUFACTURING CORPORATION OF WISCONSIN

By:	/s/ Jane Todd	By:	/s/ Jane Todd
Name:	Jane Todd	Name:	Jane Todd
Title:	SVP Finance & CFO	Title:	SVP Finance & CFO

SMTC MANUFACTURING CORPORATION OF MASSACHUSETTS		SMTC MEX HOLDINGS, INC.

By:	/s/ Jane Todd	By:	/s/ Jane Todd
Name:	Jane Todd	Name:	Jane Todd
Title:	SVP Finance & CFO	Title:	SVP Finance & CFO

[Intentionally Left Blank]

Echo f the undersigned Obligors hereby:

(a)	acknowledges, confirms and agrees that such Obligor’s Financing Agreements (as each of the same may have been amended, modified, supplemented, extended, renewed, restated or replaced) remain in full force and effect as at the date hereof in respect of each of the Borrower’s Obligations under the Loan Agreement, as renewed/extended as herein provided; and

(b)	acknowledges and confirms that such Obligor has received a copy of the Loan Agreement and this notice of extension and understands the terms thereof.

Dated this 28th day of March, 2007.

SMTC CORPORATION		SMTC MANUFACTURING CORPORATION OF NORTH CAROLINA

By:	/s/ Jane Todd	By:	/s/ Jane Todd
Name:	Jane Todd	Name:	Jane Todd
Title:	SVP Finance & CFO	Title:	SVP Finance & CFO

HTM HOLDINGS, INC.		RADIO COMPONENTES DE MEXICO, S.A. DE C.V.

By:	/s/ Jane Todd	By:	/s/ Jane Todd
Name:	Jane Todd	Name:	Jane Todd
Title:	SVP Finance & CFO	Title:	SVP Finance & CFO

SMTC DE CHIHUAHUA, S.A. DE C.V.

By:	/s/ Jane Todd
Name:	Jane Todd
Title:	SVP Finance & CFO